UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2020
MASIMO CORPORATION
(Exact name of registrant as specified in its charter)
________________________________________________

DE			001-33642		33-0368882
(State or other jurisdiction of incorporation)			(Commission File Number)		(IRS Employer Identification No.)
52 Discovery	Irvine,	CA			92618
(Address of Principal Executive Offices)					(Zip Code)
			(949)	297-7000
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 8.01.	Other Events.
On November 2, 2020, Masimo Corporation (“Masimo”) announced that it had reached an agreement on the terms of a recommended cash offer (the “Offer”) to be made by Masimo LHC Limited, a wholly-owned United Kingdom (“UK”) subsidiary of the Company, to acquire the share capital of LiDCO Group Plc (“LiDCO”), a UK public limited company, listed on the Alternative Investment Market of the London Stock Exchange, which together with any LiDCO ordinary shares acquired by the Company (whether pursuant to the Offer or otherwise) will constitute the entire issued and to be issued share capital of LiDCO. Under the terms of the Offer, LiDCO shareholders will receive, for each share of LiDCO held, 12 pence in cash. The Offer values the entire issued and to be issued ordinary share capital of LiDCO at approximately £31.1million.
It is intended that the Offer will be implemented by way of a takeover offer under Part 28 of the United Kingdom Companies Act 2006 (the “Companies Act”), as amended, and the UK City Code on Takeover and Mergers (the “Code”) and will be funded with existing cash resources of the Company. The Company reserves the right, subject to the prior consent of the United Kingdom Panel on Takeovers and Mergers, to elect to implement the Offer by way of a court-sanctioned scheme of arrangement under Part 26 of the Companies Act.
The Offer will be subject to customary closing conditions, including among other things, shareholder acceptances and regulatory approval, the other terms set forth in the announcement (the “Rule 2.7 Announcement”) issued by the Company pursuant to Rule 2.7 of the Code and any further terms set out in the Company’s Offer document.
A copy of the Rule 2.7 Announcement is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K includes forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in connection with the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations about future events affecting the Company and are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond our control and could cause our actual results to differ materially and adversely from those expressed in our forward-looking statements as a result of various risk factors, including, for example: various closing conditions for the transaction may not be satisfied or waived, including risk that shareholders acceptances are not obtained for the transaction or a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, or the terms of such approval. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance, or achievements.
Although the Company believes that the expectations reflected in our forward-looking statements are reasonable, it does not know whether our expectations will prove correct. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, even if subsequently made available by us on our website or otherwise. We do not undertake any obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01.	Financial Statements and Exhibits.
(d) The following items are filed as exhibits to the Current Report on Form 8-K.

Exhibit No.	Description
99.1	Rule 2.7 Announcement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: November 2, 2020	By:	/s/ MICAH YOUNG
Micah Young
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)